Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 7

Dated as of December 20, 2013

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 24, 2009, as amended and restated as of February 2, 2011

THIS AMENDMENT NO. 7 (this “Amendment”) is made as of December 20, 2013 by and among Crestwood Equity Partners LP (formerly known as Inergy, L.P.), a Delaware limited partnership (the “Borrower”), the Subsidiaries of the Borrower listed on the signature pages hereof (the “Subsidiary Guarantors” and, together with the Borrower, the “Credit Parties”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among the Borrower, the lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, reference is made to (i) the Amended and Restated Pledge and Security Agreement dated as of February 2, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Pledge and Security Agreement”) among the Credit Parties, the other Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent and (ii) the Amended and Restated Guaranty dated as of February 2, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Subsidiary Guaranty”) among the Subsidiary Guarantors, the other Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent;

WHEREAS, the Credit Parties have requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement, the Pledge and Security Agreement and the Subsidiary Guaranty; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Effective Date defined below, the Borrower, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended as follows:

(a) The Credit Agreement is amended to (i)(x) delete each occurrence of the name “Inergy, L.P.” appearing in the recitals to the Credit Agreement and in the definition of “Borrower” set forth in Section 1.01 to the Credit Agreement and replace each such name with “Crestwood Equity Partners LP (formerly known as Inergy, L.P.)” and (y) delete each other occurrence of the name “Inergy,

L.P.” appearing in the Credit Agreement and replace each such name with “Crestwood Equity Partners LP” and (ii)(x) delete the defined term “Inergy Finance Corp. (“Inergy Finance”)” appearing in clause (i) of the definition of “Senior Unsecured Notes” set forth in Section 1.01 of the Credit Agreement and replace such defined term with “CEQP Finance Corp. (“CEQP Finance”)” and (y) delete each other occurrence of the name “Inergy Finance” appearing in the Credit Agreement and replace each such name with “CEQP Finance”.

(b) The definition of “Debt” set forth in Section 1.01 of the Credit Agreement is amended to add the following as a new sentence at the end thereof:

Notwithstanding the foregoing, solely for purposes of determining compliance with the financial covenants set forth in Section 6.12 for any fiscal quarter in accordance with the terms of Section 7.02, any Specified Equity Amount received by the Borrower with respect to such fiscal quarter pursuant to Section 7.02 shall reduce Debt as of such fiscal quarter by such amount.

(c) The definition of “Obligations” set forth in Section 1.01 of the Credit Agreement is amended to add the proviso “; provided that the definition of “Obligations” shall not create or include any Guaranty by any Credit Party of (or grant of security interest by any Credit Party to support, as applicable) any Excluded Swap Obligations of such Credit Party for purposes of determining any obligations of any Credit Party” at the end of the first sentence thereof.

(d) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Disqualified Equity Interests” means any Capital Stock or other equity interest that, by its terms (or by the terms of any security or other Capital Stock or equity interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and all outstanding Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments in cash of dividends, interest or other distributions (other than any scheduled cash dividend, interest or other distribution payments made in compliance with the Specified Equity Payment Conditions), or (d) is or becomes convertible into or exchangeable for Debt or any other Capital Stock or equity interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Revolving Credit Maturity Date.

“Distributable Cash Flow” means, with respect to the Borrower and its Consolidated Subsidiaries for any period, an amount equal to: (i) net income for such period, plus (ii) amounts deducted in the computation thereof for depreciation and amortization, including the amortization of deferred financing costs, plus or minus, as the case may be, (iii) gains or losses from the sale of assets in the ordinary course of business, plus or minus, as the case may be, (iv) extraordinary non-cash gains or losses for such period, and minus (v) Maintenance Capital Expenditures for such period; provided, that for the purposes of determining Distributable Cash Flow for any period during which a Permitted Acquisition is consummated, Distributable Cash Flow shall be adjusted in a manner reasonably satisfactory to the Administrative Agent to give effect to the consummation of such Permitted Acquisition on a pro forma basis, as if such Permitted Acquisition occurred on the first day of such period; provided, further, that for the purposes of determining Distributable Cash Flow for any period during which a Permitted Disposition (as such term is defined in the definition of “Consolidated EBITDA”) is consummated, Distributable Cash Flow shall be adjusted in a manner reasonably satisfactory to the Administrative Agent to give effect to the consummation of such Permitted Disposition on a pro forma basis, as if such Permitted Disposition occurred on the first day of such period. Furthermore, in the event of a Permitted NRGM Dropdown during any period, Distributable Cash Flow for such period may be adjusted on a pro forma basis reasonably satisfactory to the Administrative Agent to add the limited partnership cash distributions (if any) that would have been received during such period on any units actually received by the Borrower or any Subsidiary as compensation for such Permitted NRGM Dropdown. For the avoidance of doubt, Distributable Cash Flow shall not include or give effect to the income (or loss) of NRGM and its subsidiaries, except to the extent that any such income has been actually received by the Borrower or any Subsidiary in the form of NRGM Combined Cash Distributions and, for the avoidance of doubt, the foregoing additions to, and subtractions from, Distributable Cash Flow described in this definition shall not give effect to any items (other than such income so actually received) attributable to NRGM and its subsidiaries. The following terms used herein have the definitions set forth below:

“Maintenance Capital Expenditures” means, with respect to the Borrower and its Consolidated Subsidiaries for any period, the aggregate of all Capital Expenditures made during such period for the maintenance and repair of existing assets or property in the ordinary course of business.

“NRGM Combined Cash Distributions” means, for any period, cash dividends or similar cash distributions received from NRGM as distributions on equity interests or incentive distributions; provided that, for each of the first three fiscal quarters ending on or after the Merger Date (regardless, in the case of the first such quarter, whether it is a full fiscal quarter or a partial fiscal quarter), the Borrower may include, solely for purposes of calculating Distributable Cash Flow, the pro forma benefit of Anticipated NRGM Combined Cash Distributions (as such term is defined in the definition of “Consolidated EBITDA”) for such period.

“Distribution Coverage Ratio” means, at any time, the ratio of (i) Distributable Cash Flow to (ii) Total Pro Forma Cash Distributions, in each case for the four fiscal quarters then most recently ended.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Excluded Swap Obligation” means, with respect to any Credit Party, any Specified Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Specified Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an ECP at the time the Guaranty of such Credit Party or the grant of such security interest becomes effective with respect to such Specified Swap Obligation. If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Inergy GP” means Crestwood Equity GP LLC (formerly known as Inergy GP, LLC), a Delaware limited liability company.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period, the London interbank offered rate administered by the British Bankers Association (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.14.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Net Cash Proceeds” means, with respect to any issuance of Qualified Equity Interests pursuant to a Specified Equity Contribution, 100% of the cash from such issuance contributed to the capital of the Borrower.

“NRGM” means Crestwood Midstream Partners LP (formerly known as Inergy Midstream, L.P.), a Delaware limited partnership.

“Qualified Equity Interests” means any Capital Stock or other equity interests that are not Disqualified Equity Interests.

“Required Total Leverage Ratio” means 4.75 to 1.00; provided that the Required Total Leverage Ratio shall be (i) 5.75 to 1.00 solely for the fiscal quarter of the Borrower ending December 31, 2013 and (ii) 5.50 to 1.00 solely for the fiscal quarter of the Borrower ending March 31, 2014.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“SEC” means the United States Securities and Exchange Commission.

“Specified Equity Amount” has the meaning assigned to such term in Section 7.02(a).

“Specified Equity Contribution” means any cash contribution made to the equity of the Borrower and/or any purchase or investment made in cash in any Capital Stock or other equity interests of the Borrower, in each case other than Disqualified Equity Interests, made pursuant to Section 7.02.

“Specified Equity Payment Conditions” has the meaning assigned to such term in Section 6.06.

“Specified Swap Obligation” means, with respect to any Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

“Total Pro Forma Cash Distributions” means, for any period, the sum of (i) the total amount of cash distributions actually paid by the Borrower in respect of its limited partner units (including any Qualified Equity Interests issued pursuant to a Specified Equity Contribution) for such period plus (ii) the total amount of cash distributions not paid by the Borrower for such period in respect of its then outstanding Qualified Equity Interests as a result of a failure to satisfy the Specified Equity Payment Conditions (it being understood and agreed that the amount of unpaid cash distributions described in this clause (ii) shall be calculated based on the actual distribution rate for limited partner units of the Borrower in effect for such period); provided that, in each case, the cash distribution per limited partner unit of the Borrower (including any Qualified Equity Interests issued pursuant to a Specified Equity Contribution) used to calculate Total Pro Forma Cash Distributions shall be not less than $0.135 per limited partner unit on a quarterly basis and not less than $0.54 per limited partner unit on an annual basis.

(e) Section 2.06(j) of the Credit Agreement is amended to delete the phrase “clause (h) or (i) of Article VII” appearing therein and replace such phrase with “Section 7.01(h) or (i)”.

(f) Section 2.11 of the Credit Agreement is amended to add the following as a new clause (b)(iii) thereto:

(iii) Net Cash Proceeds from Specified Equity Contributions. In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of the Borrower pursuant to a Specified Equity Contribution, the Borrower shall, immediately after such Net Cash Proceeds are received (and in any event within three (3) Business Days after receipt thereof), prepay the General Partnership Loans in an aggregate amount equal to 100% of such Net Cash Proceeds.

(g) Section 2.15 of the Credit Agreement is amended to (i) delete the phrase “or similar requirement” appearing in clause (a)(i) thereof and replace such phrase with “, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment)”, (ii) add the phrase “, cost or expense (other than Taxes)” immediately following the phrase “market any other condition” appearing in clause (a)(ii) thereof, (iii) add the phrase “or liquidity” immediately following the phrase “regarding capital” appearing in clause (b) thereof and (iv) add the phrase “and liquidity” immediately following the phrase “with respect to capital adequacy” appearing in clause (b) thereof.

(h) Section 5.10 of the Credit Agreement is amended to delete each occurrence of the phrase “clause (d)(i) of Article VII hereof” appearing therein and replace each such phrase with “Section 7.01(d)(i)”.

(i) Section 6.06 of the Credit Agreement is amended to add the parenthetical “(provided that, in addition to the foregoing, the Borrower may only pay cash distributions in respect of Qualified Equity Interests issued pursuant to a Specified Equity Contribution if (A) the Distribution Coverage Ratio is greater than 1.00 to 1.00 (x) for the fiscal quarter ended immediately prior to the most recently ended fiscal quarter and (y) for the most recently ended fiscal quarter and (B) at the time of and immediately after giving effect (including pro forma effect) to such cash distribution the Total Leverage Ratio is less than or equal to 4.00 to 1.00 (the foregoing conditions set forth in this proviso being referred to as the “Specified Equity Payment Conditions”))” immediately following the phrase “Available Cash” appearing therein.

(j) Section 6.11 of the Credit Agreement is amended to add the parenthetical “(including in connection with any Specified Equity Contribution)” immediately following the phrase “Capital Stock” appearing therein.

(k) Article VII of the Credit Agreement is amended to (i) change Article VII to a new Section 7.01, (ii) add the parenthetical “(provided that any Event of Default under this Section 7.01(d)(i) in respect of Section 6.12 is subject to cure as contemplated by Section 7.02)” at the end of clause (d)(i) thereof, (iii) delete each occurrence of the word “Article” appearing in the final paragraph of Section 7.01 and replace each such word with “Section 7.01” and (iv) add the following as a new Section 7.02:

SECTION 7.02. Borrower’s Right to Cure.

(a) Notwithstanding anything to the contrary contained in Section 7.01, in the event that the Borrower fails to comply with the requirements of Section 6.12 for any fiscal quarter, and if the Borrower receives a Specified Equity Contribution at any time from the last day of such fiscal quarter until the date on which financial statements with respect to such fiscal quarter are required to be delivered pursuant to Section 5.01, the Borrower shall apply the amount of the Net Cash Proceeds of such Specified Equity Contribution (such net cash proceeds, the “Specified Equity Amount”) to prepay the Loans and any other Debt of the Borrower outstanding at such time so long as (i) such Net Cash Proceeds are used first to prepay the Loans as set forth in Section 2.11(b)(iii) and second to repay any other Debt of the Borrower outstanding at such time and (ii) such Specified Equity Amount is actually received by the Borrower in cash in the form of Qualified Equity Interests at any time after the last day of such fiscal quarter and prior to the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder. Upon receipt of the Specified Equity Amount for such fiscal quarter as set forth above, the financial covenants set forth in Section 6.12 shall be recalculated, giving effect on a pro forma basis to the prepayment of the Loans and other Debt of the Borrower as set forth above in an amount equal to such Specified Equity Amount.

(b) If, after the exercise of any Specified Equity Contribution and the recalculations pursuant to Section 7.02(a) above, the Borrower shall then be in compliance with the requirements of Section 6.12 for the applicable fiscal quarter (including for purposes of Section 4.02), the Borrower shall be deemed to have satisfied the requirements of Section 6.12 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable Default or Event of Default under Section 7.01 that had occurred shall be deemed cured; provided that (i) in each period of four consecutive fiscal quarters, there shall be at least two (2) fiscal quarters in which no Specified Equity Contribution is made, (ii) no more than three (3) Specified Equity Contributions will be made in the aggregate during the term of this Agreement and (iii) the Specified Equity Amount in respect of any fiscal quarter shall be no more than the amount required to cause the Borrower to have a Total Leverage Ratio of not less than 4.00 to 1.00 for such fiscal quarter.

(c) The parties hereby acknowledge that this Section 7.02 (i) may only be relied on for the purpose of determining the existence of a Default or an Event of Default in respect of Section 6.12 for any period of four consecutive fiscal quarters that includes the fiscal quarter for which a Specified Equity Contribution was made and (ii) may not be relied on for any other purpose under any Credit Document, including, without limitation, for purposes of determining pricing or the availability or amount permitted pursuant to any covenant under Article VI.

2. Amendment to the Pledge and Security Agreement. Effective as of the Effective Date defined below, the Credit Parties and the Administrative Agent agree that the Pledge and Security Agreement is hereby amended to add the sentence “Notwithstanding the foregoing, amounts received from any Credit Party shall not be applied to any Excluded Swap Obligation of such Credit Party.” at the of Section 7.4 of the Pledge and Security Agreement.

3. Amendments to the Subsidiary Guaranty. Effective as of the Effective Date defined below, the Subsidiary Guarantors and the Administrative Agent agree that the Subsidiary Guaranty is hereby amended

(a) Section 2 of the Subsidiary Guaranty is amended to add the parenthetical “(provided, however, that the definition of “Guaranteed Obligations” shall not create any Guaranty by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor)” immediately following the phrase “the “Guaranteed Obligations”” appearing therein.

(b) The Subsidiary Guaranty is amended to add the following as a new Section 22 thereof:

Section 22. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 22 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 22 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 22 shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Guaranteed Obligations in accordance with the terms hereof and the other Credit Documents. Each Qualified ECP Guarantor intends that this Section 22 constitute, and this Section 22 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. As used herein, “Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Specified Swap Obligation or such other Person as constitutes an ECP and can cause another Person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

4. Conditions of Effectiveness. This Amendment shall become effective on the date that each of the following conditions is met (the “Effective Date”):

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent.

(b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment.

5. Representations and Warranties of the Credit Parties. Each of the Credit Parties hereby represents and warrants as follows:

(a) This Amendment and each Credit Document to which such Credit Party is a party (in each case as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(b) The representations and warranties of such Credit Party set forth in each Credit Document to which such Credit Party is a party (in each case as modified hereby) are true and correct on and as of the date hereof in all material respects (other than those representations and warranties already qualified by materiality or material adverse effect, such representations and warranties to be accurate in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects (other than those representations and warranties already qualified by materiality or material adverse effect, such representations and warranties to be accurate in all respects).

6. Reference to and Effect on the Credit Documents.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement, the Pledge and Security Agreement and the Guaranty in any Credit Document shall mean and be a reference to the Credit Agreement, the Pledge and Security Agreement and the Guaranty as modified hereby, respectively.

(b) Each Credit Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) Upon the effectiveness hereof, this Amendment shall be a Credit Document for all purposes.

7. Consent and Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Credit Parties consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Credit Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

8. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CRESTWOOD EQUITY PARTNERS LP, as the Borrower By: CRESTWOOD EQUITY GP LLC, its general partner

By:	/s/ Michael J. Campbell
Name: Michael J. Campbell
Title: SVP - CFO

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

L & L TRANSPORTATION, LLC,		STELLAR PROPANE SERVICE, LLC,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name: Michael J. Campbell		Name: Michael J. Campbell
Title: SVP - CFO		Title: SVP - CFO

INERGY TRANSPORTATION, LLC,		INERGY SALES & SERVICE, INC.,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name: Michael J. Campbell		Name: Michael J. Campbell
Title: SVP - CFO		Title: SVP - CFO

CEQP FINANCE CORP.,		INERGY PARTNERS, LLC,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name: Michael J. Campbell		Name: Michael J. Campbell
Title: SVP - CFO		Title: SVP - CFO

TRES PALACIOS GAS STORAGE LLC,		IPCH ACQUISITION CORP.,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name: Michael J. Campbell		Name: Michael J. Campbell
Title: SVP - CFO		Title: SVP - CFO

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

CRESTWOOD MIDSTREAM GP, LLC,		TRES PALACIOS MIDSTREAM, LLC,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name: Michael J. Campbell		Name: Michael J. Campbell
Title: SVP - CFO		Title: SVP - CFO

MGP GP, LLC,		INERGY MIDSTREAM HOLDINGS, LP,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name: Michael J. Campbell		Name: Michael J. Campbell
Title: SVP - CFO		Title: SVP - CFO

CRESTWOOD OPERATIONS, LLC,		INERGY SERVICES, LLC,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name: Michael J. Campbell		Name: Michael J. Campbell
Title: SVP - CFO		Title: SVP - CFO

INERGY WEST COAST, LLC, as a Subsidiary Guarantor

By:	/s/ Michael J. Campbell
Name: Michael J. Campbell
Title: SVP - CFO

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Preeti Yeung
Name: Preeti Yeung
Title: Authorized Officer

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

Bank of America, N.A.

By:	/s/ Ronald E. McKeig
Name: Ronald E. McKeig
Title: Managing Director

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

Wells Fargo Bank, N.A.

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

BARCLAYS BANK PLC

By:	/s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Assistant Vice President

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

CREDIT SUISSE CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

MORGAN STANLEY BANK, N.A.

By:	/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender: SunTrust Bank

By:	/s/ Yann Pirio
Name: Yann Pirio
Title: Director

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

Citibank, N.A.

By:	/s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

Fifth Third Bank

By:	/s/ Justin Crawford
Name: Justin Crawford
Title: Director

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Vice President

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Comerica Bank:

By:	/s/ William B. Robinson
Name: William B. Robinson
Title: Vice President

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason Y. York
Name: Jason Y. York
Title: Authorized Signatory

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Stuart Gibson
Name: Stuart Gibson
Title: Authorised Signatory

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

PNC BANK NATIONAL ASSOCIATION

By:	/s/ John Berry
Name: John Berry
Title: Vice President

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

BOKF NA, DDBA Bank of Oklahoma

By:	/s/ J. Nick Cooper
Name: J. Nick Cooper
Title: Vice President

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

RAYMOND JAMES BANK, N.A.

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

U.S. NATIONAL ASSOCIATION, Lender

By:	/s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Vice President

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

The Private Bank and Trust Company

By:	/s/ Brock Wood
Name: Brock Wood
Title: Associate Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Name of Lender:

Bank Midwest, a division of NBH BANK, N.A.

By:	/s/ Quinton L. Ostrom
Name: Quinton L. Ostrom
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 7 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP